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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 9, 2002

                          Hibbett Sporting Goods, Inc.
             (Exact Name Of Registrant As Specified In Its Charter)

                        Commission file number: 000-20969

           Delaware                                        63-1074067
       --------------                                  --------------------
          (State of                                     (I.R.S. Employer
       Incorporation)                                 Identification No.)


                               451 Industrial Lane
                            Birmingham, Alabama 35211
                    (Address of Principal Executive Offices)

                                 (205) 942-4292
              (Registrant's telephone number, including area code)




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                                TABLE OF CONTENTS
                                -----------------
FORM 8-K
     ITEM 4 - Changes to Registrant's Certifying Accountant
     ITEM 7 - Financial Statements, Pro Forma Financial Information and Exhibits

SIGNATURES

EXHIBIT INDEX
     EX. 16 - Letter from Arthur Andersen to SEC
     EX. 99 - Press Release


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ITEM 4 - Changes to Registrant's Certifying Accountant

The Audit Committee of the Board of Directors of Hibbett Sporting Goods, Inc. ("Hibbett") annually considers and recommends to the Board the independent public accountants for Hibbett. As recommended by the Audit Committee, Hibbett's Board of Directors decided not to renew the engagement of its independent public accountants, Arthur Andersen LLP ("Andersen") and selected KPMG LLP to serve as Hibbett's independent public accountants for its fiscal year ending February 1, 2003.

During Hibbett's two most recent fiscal years ended February 2, 2002, and the subsequent interim period through May 4, 2002, there were no disagreements between Hibbett and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports. Andersen's reports on Hibbett's consolidated financial statements for each of the fiscal years ended 2002 and 2001, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

Hibbett provided Andersen with a copy of the foregoing disclosure. Attached as
Exhibit 16 is a copy of Andersen's letter dated May 10, 2002, stating its agreement with these statements.

Andersen's report on Hibbett's consolidated financial statements for the year ended February 2, 2002, dated March 13, 2002, was issued on an unqualified basis in conjunction with the filing of Hibbett's Annual Report on Form 10-K/A for the year ended February 2, 2002, filed on May 3, 2002.

No reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within Hibbett's two most recent fiscal years and subsequent interim period through May 4, 2002.

During Hibbett's two most recent fiscal years ended February 2, 2002, and the subsequent interim period through May 4, 2002, Hibbett did not consult with KPMG LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and
(ii) of Regulation S-K.

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ITEM 7 - Financial Statements, Pro Forma Financial Information and Exhibits

       (c) Exhibits

           Number                              Exhibit
           -------       -------------------------------------------------------
             16          Letter dated May 10, 2002, from Arthur Andersen LLP to
                         the Securities and Exchange Commission regarding change in certifying accountant.

             99          Press Release dated May 15, 2002


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HIBBETT SPORTING GOODS, INC.

                                     By        /s/ Gary A. Smith
                                        ---------------------------------------
                                                   Gary A. Smith
                                     Vice President and Chief Financial Officer

May 10, 2002

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                                  EXHIBIT INDEX

Exhibit Number                         Description
--------------      ---------------------------------------------------
16                  Letter dated May 10, 2002, from Arthur Andersen LLP
                    to the Securities and Exchange Commission regarding change in certifying accountant

99                  Press Release dated May 15, 2002


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